UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2023
Date of Report: (Date of earliest event reported)
Cyanotech Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-14602 (Commission File Number)	91-1206026 (IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740
(Address of principal executive offices)

(808) 326-1353
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	CYAN	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On December 15, 2023, Cyanotech Corporation (the “Company”) completed a private placement (the “Private Placement”) of an aggregate of 400,000 shares (the “Shares”) of its common stock, par value $0.02 per share (the “Common Stock”), at a price of $1.00 per share for aggregate gross proceeds of $400,000.

The Shares were issued pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act to one investor, The Michael Arlen Davis Revocable Trust (the “Investor”) and pursuant to a Subscription Agreement (the “Subscription Agreement”), dated December 15, 2023, by and between the Company and the Investor. The proceeds from the Private Placement will be used by the Company for general working capital.

The Shares are “restricted securities” under applicable federal securities laws and are subject to certain piggyback registration rights as provided for in the Subscription Agreement.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Name and/or Identification of Exhibit
10.1	Subscription Agreement, dated December 15, 2023, by and between The Michael Arlen Davis Revocable Trust and Cyanotech Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION

Dated: December 19, 2023	/s/ Felicia Ladin
By: Felicia Ladin
Chief Financial Officer, Vice President – Finance & Administration, and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Name and/or Identification of Exhibit
10.1	Subscription Agreement, dated December 15, 2023, by and between The Michael Arlen Davis Revocable Trust and Cyanotech Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)